EXHIBIT 10.1(a)

                     AMENDMENT TO GOLF FACILITIES AGREEMENT

     This Amendment is entered into this 31 day of October, 1997 by SEDONA GOLF RESORT, L.C., an Arizona limited liability company ("SGR") and UP SEDONA, INC., an Arizona corporation ("Hotel Owner"). For good an valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SGR and Hotel Owner hereby amend that Golf Facilities Agreement dated December 19, 1996 as follows:

     1. HOTEL GUEST DEFINITION. Section 2.2 of the Agreement is amended to provide that the definition of Hotel Guest shall also include the owner(s) of hotel condominium units ("Unit Owners") within the Hotel, irrespective of whether the Unit Owners are then registered in the Hotel. All tee times for Unit Owners shall be made through the Hotel in the same manner as made by the Hotel for Hotel Guests, and subject to the same restrictions set forth in the Agreement. In any event, the total number of Hotel Guest Rounds in a calendar year shall not exceed forty percent (40%) of the prior calendar years total rounds. Hotel Guest Rounds include all players in any tournament scheduled by the Hotel regardless of whether such player is actually staying at the Hotel.

     2. MISCELLANEOUS. All capitalized terms not otherwise defined in this Amendment shall have the same meaning as set forth in the Agreement. This Amendment may be executed in counterparts.

     3. NO OTHER AMENDMENTS. Except as hereby amended, all terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been entered into effective as of the day and year first set forth above.

"SGR"                                    "HOTEL OWNER"

SEDONA GOLF RESORT, L.C., an             UP SEDONA, INC., an Arizona corporation
Arizona Limited Liability company

By:  SunCor Development Company, an      By: /s/ Elias D. Setton
     Arizona corporation, its Managing      ------------------------------------
     Member                              Its: Vice President, Hotel Development
                                             -----------------------------------
By: /s/ Tom Patrick
   -----------------------------------

Its: Vice President
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